EXHIBIT 24

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ John W. Ballantine
Signature

John W. Ballantine
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ Rodney L. Brown Jr.
Signature

Rodney L. Brown Jr.
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ David A. Dietzler
Signature

David A. Dietzler
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ Mark B. Ganz
Signature

Mark B. Ganz
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ Corbin A. McNeill Jr.
Signature

Corbin A. McNeill Jr
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ Neil J. Nelson
Signature

Neil J. Nelson
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ M. Lee Pelton
Signature

M. Lee Pelton
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ Maria M. Pope
Signature

Maria M. Pope
Print Name

POWER OF ATTORNEY

REGISTRATION STATEMENT ON FORM S-3

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Portland General Electric Company (the Company) hereby constitutes and appoints Peggy Y. Fowler, Chief Executive Officer and President, James J. Piro, Executive Vice President, Finance, Chief Financial Officer and Treasurer and Douglas R Nichols, Vice President and General Counsel, and each of them, and any successor or successors to such offices held by each of them, with full power (any one of them acting alone), as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the registration statement on Form S-3 to be filed in connection with the offerings of securities of the Company and any and all amendments (including post-effective amendments) to this registration statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Effective as of May 2, 2007	/s/ Robert T.F. Reid
Signature

Robert T.F. Reid
Print Name